Exhibit 21.1

                         Subsidiaries of the Registrant
                         ------------------------------

Subsidiary                                            State
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eGlobalphone, Inc                                    Florida
VoIP Solutions, Inc.                                 Florida
DTNet, Inc.,                                         Florida
VoIP Americas, Inc.                                  Florida
Caerus, Inc.                                         Delaware
Volo Communications, Inc.                            Delaware
Caerus Networks, Inc.                                Delaware
Caerus Billing and Mediation, Inc.                   Delaware
VoiceOne Communications, LLC                         Delaware
    Volo Communications of Washington, D.C., Inc.    Delaware
    Volo Communications of Massachusetts, Inc.       Delaware
    Volo Communications of New York, Inc.            Delaware
    Volo Communications of Rhode Island, Inc.        Delaware
    Volo Communications of California, Inc.          Delaware
    Volo Communications of Florida, Inc., dba Volo
      Communications Group of Florida, Inc.          Delaware
    Volo Communications of Virginia, Inc.            Delaware
    Volo Communications of Colorado, Inc.            Delaware
    Volo Communications of Georgia, Inc.             Delaware
    Volo Communications of Illinois, Inc.            Delaware
    Volo Communications of Arizona, Inc.             Delaware
    Volo Communications of Connecticut, Inc.         Delaware
    Volo Communications of Delaware, Inc.            Delaware
    Volo Communications of Idaho, Inc.               Delaware
    Volo Communications of Indiana, Inc.             Delaware
    Volo Communications of Maryland, Inc.            Delaware
    Volo Communications of Michigan, Inc.            Delaware
    Volo Communications of Nevada, Inc.              Delaware
    Volo Communications of New Hampshire, Inc.       Delaware
    Volo Communications of New Jersey, Inc.          Delaware
    Volo Communications of North Carolina, Inc.      Delaware
    Volo Communications of Ohio, Inc.                Delaware
    Volo Communications of Pennsylvania, Inc.        Delaware
    Volo Communications of South Carolina, Inc.      Delaware
    Volo Communications of Texas, Inc.               Delaware
    Volo Communications of Vermont, Inc.             Delaware
    Volo Communications of Wisconsin, Inc.           Delaware